SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report                                                    March 10, 1999

                       FIRST WASHINGTON REALTY TRUST, INC.

             (Exact name of registrant as specified in its Charter)

      State of Maryland                 0-25230                       52-1879972
  (State or other jurisdiction       (Commission                (I.R.S. Employer
       of incorporated)               File No.)              Identification No.)


4350 East-West Highway, Suite 400
Bethesda, Maryland                                                         20814
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (301) 907-7800


                                    No change

             (Former name or address, if changed since last report)

Explanatory Note:

Pursuant to Item 7(a)(4) of Form 8-K, this form includes historical financial statements and pro forma financial information required by Item 7(a) and (b) with respect to the two (2) properties (the "Acquired" properties) referred to in such Form 8-K.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.


(a)  Financial Statements Applicable to Real Estate Properties Acquired.

     Acquired Properties

     *    Report of Independent Accountants

     * Combined Statements of Revenues and Certain Expenses for the year ended December 31, 1997 and the nine months ended September 30, 1998

     *    Notes to Combined Statements of Revenues and Certain Expenses

(b)  Pro Forma Financial Information.

     Pro Forma (unaudited):

     *    Pro Forma Consolidated Balance Sheet as of September 30, 1998

     * Pro Forma Consolidated Statements of Operations for the year ended the year ended December 31, 1997 and the nine months ended September 30, 1998

     * Notes and Management's Assumptions to the Pro Forma Consolidated Financial Statements

(c)  Exhibits

     23.1     Consent of Independent Accountants

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST WASHINGTON REALTY TRUST, INC.
                                   (Registrant)

                                   By:  /s/ James G. Blumenthal
                                        James G. Blumenthal
                                        Executive Vice President,
                                        Chief Financial Officer



Date:    March 10, 1999

                          INDEX TO FINANCIAL STATEMENTS

Acquired Properties:                                                        Page

*     Report of Independent Accountants......................................F-2

* Combined Statements of Revenues and Certain Expenses for the year ended December 31, 1997 and the nine months ended September 30, 1998
      (unaudited) ...........................................................F-3

*     Notes to Combined Statements of Revenues and Certain Expenses..........F-4


First Washington Realty Trust, Inc. and Subsidiaries

Pro Forma (unaudited):

*     Pro Forma Consolidated Balance Sheet as of September 30, 1998..........F-6

*     Pro Forma Consolidated Statements of Operations for the year ended
      December 31, 1997 and the nine months ended September 30, 1998.........F-7

*     Notes and Management's Assumptions to the Pro Forma
      Consolidated Financial Statements......................................F-9

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of First Washington Realty Trust, Inc.

We have audited the accompanying combined statement of revenues and certain expenses of the Acquired Properties (as defined in footnote No. 1 to this statement) for the year ended December 31, 1997. This historical statement is the responsibility of the Acquired Properties' management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of First Washington Realty Trust, Inc.) as described in footnote No. 1 and is not intended to be a complete presentation of the Acquired Properties' revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses as described in footnote No. 1 of the Acquired Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.





Washington, D.C.
February 12, 1999

                             The Acquired Properties
              Combined Statements of Revenues and Certain Expenses

                             (dollars in thousands)


                                    Year Ended                 Nine Months Ended
                                  December 31, 1997           September 30, 1998
                                  -----------------          -------------------


Minimum Base Rents                     $3,222                             $1,895
Tenant Reimbursement Income               527                                260
Percentage Rents                           30                                  0
Other Income                                3                                 17
                                    ----------                          --------
   Total Revenues                       3,782                              2,172
                                       -------                             -----


Real Estate Tax Expense                   324                                152
Recoverable Operating Expenses            277                                103
Other Expense                              40                                 20
                                      ---------                        ---------
   Total Certain Expenses                 641                                275
                                       --------                           ------
Revenues in Excess of Certain Expenses $3,141                             $1,897
                                       ========                         ========


     The accompanying notes are an integral part of the statements of revenues and certain expenses.

                         NOTES TO COMBINED STATEMENTS OF
                          REVENUES AND CERTAIN EXPENSES

                             (dollars in thousands)

1.       Basis of Presentation

         The  combined   statements  of  revenues  and  certain   expenses  (the
         "Statements") relate to the operations of two shopping center properties (the "Acquired Properties") which were acquired by First Washington Realty Trust Partnership (the "Company"), whose general partner is First Washington Realty Trust, Inc. The accompanying Statements include certain accounts of the following properties:

                                                                         Percent
                              Location of         GLA                     Leased
Name                          Property            Area (sf)              9/30/98
------                        ------------        ---------              -------

Parkville Shopping Center     Baltimore, MD       140,925                  99.1%

Town Center at Sterling       Sterling, VA        179,002                  85.2%


Significant Tenants
Lease Expiration Date
----------------------

A&P Superfresh (2003)
Rite Aid (2001)
Giant Food (2003)

     TOTAL/AVERAGE                                319,927                  91.3%
                                                  =======                  =====

         Revenues and expenses are recorded using the accrual basis of accounting.

         The accompanying Statements are not representative of the actual operations for the periods presented as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Acquired Properties have been excluded. The Company is not aware of any material factors relating to the Acquired Properties that would cause the reported financial information not to be necessarily indicative of future operating results. Items excluded consist of termination fees, interest expense and income, depreciation and amortization and management fees which in the opinion of management, are not directly related to the future operations of the properties.

         The unaudited interim combined statement of revenues and certain expenses of the Acquired Properties are prepared pursuant to the
         Securities and Exchange Commission's rules and regulations and generally accepted accounting principles applicable to interim financial statements. The interim period reflects operations for the nine months ended September 30, 1998 for Town Center at Sterling and two months ended February 28, 1998, for Parkville Shopping Center (the date of acquisition by the Company). In the opinion of management, all adjustments, consisting solely of normal recurring adjustments, necessary for fair presentation of the combined statement of revenues and certain expenses for the interim period have been included. The current period's results of operations are not necessarily indicative of results which ultimately may be achieved for the year.

2.       Operating Leases

         In addition to the minimum rent, certain tenant leases provide for the reimbursement of certain operating expenses and/or percentage rent in the amount of a percentage of annual gross sales in excess of a specified base sales amount.

         Minimum rents presented for the year ended December 31, 1997 and the nine months ended September 30, 1998 contain straight-line adjustments for rental revenue increases or abatements in accordance with generally accepted accounting principles. The aggregate rental revenue increases resulting from the straight-line adjustments for the year ended December 31, 1997 and the nine months ended September 30, 1998 were $1 and $3, respectively.

         The following tenants accounted for 10% or more of the total rents for 1997:

         Giant Food    .  .  . . . . . . . . . . . . . . . . . . . . . $     475

         The properties are leased to tenants under operating leases with expiration dates extending to the year 2008. Minimum future base rentals under noncancelable operating leases as of December 31, 1997 are approximately as follows:

         1999 . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 3,091
         2000 . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,601
         2001 . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,054
         2002 . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,772
         2003 . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,113
         2004 and thereafter  . . . . . . . . . . . . . . . . . . .        1,345
                                                                         -------

                                                                         $11,976
                                                                         =======

              FIRST WASHINGTON REALTY TRUST, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             (dollars in thousands)
                                  (unaudited)


                                                        As of September 30, 1998
                                   ---------------------------------------------

                                                  Historical          Willston I
                                                  ----------          ----------
                                                                             (A)
                     ASSETS

Rental properties:
     Land.........................................$99,557                 $2,076
     Building and improvements....................408,567                  8,305
                                                  -------                -------
                                                  508,124                 10,381
     Accumulated depreciation ....................(48,045)
                                                  -------                -------
     Rental properties, net   ....................460,079                 10,381
Cash and equivalents .............................  2,868                  (168)
Tenant receivables, net...........................  7,680
Deferred financing costs, net ....................  2,260                      0
Other assets         ............................. 14,931
                                                  -------                  -----
     Total assets.................................487,818                 10,213
                                                  =======                =======

          LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
     Mortgage and other notes ....................$218,296                    $0
     Exchangeable Debentures  ....................  25,000
     Accounts payable and accrued expenses........   9,920                   668
                                                  --------               -------
          Total Liabilities                        253,216                   668
                                                  ========               -------

Minority Interest    .............................  52,500                 7,211
Shareholder's equity:
    Convertible Preferred stock  $.01 par value,
     3,800,000 shares designated; 2,314,189
     shares issued and outstanding................      23
    Common Stock $.01 par value, 90,000,000
     shares authorized; 8,566,985 shares issued
     and outstanding .............................      86
Additional paid-in capital.......................  212,935                 2,334
Accumulated distributions in excess of
     earning...................................... (30,942)
                                                  ---------              -------
     Total stockholders' equity................... 182,102                 2,334
                                                  ---------              -------
     Total liabilities and stockholder's equity...$487,818               $10,213
                                                  =========              =======



                                                                 Town        Pro
                                                  Willston II    Center    Forma
                                                  -----------    ------   ------
                                                     (A)          (B)       (un-
                                                                        audited)
                     ASSETS

Rental properties:
     Land.........................................$  2,668      $4,414  $108,715
     Building and improvements....................  10,671      17,657   445,200
                                                   -------      ------   -------

                                                    13,339      22,071   553,915
     Accumulated depreciation ....................                      (48,045)
                                                   -------     -------  --------
     Rental properties, net   ....................  13,339      22,071   505,870
Cash and equivalents .............................   (317)                 2,383
Tenant receivables, net...........................                         7,680
Deferred financing costs, net ....................     100          88     2,448
Other assets         .............................                        14,931
                                                    -------     ------   -------
     Total assets.................................$ 13,122     $22,159  $533,312
                                                    =======     ======   =======


     LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
     Mortgage and other notes ....................$ 10,660      14,654   243,610
     Exchangeable Debentures  ....................                        25,000
     Accounts payable and accrued expenses........     160          20    10,768
                                                    ------      ------   -------
          Total Liabilities                         10,820      14,674   279,378
                                                    ------      ------   -------


Minority Interest    .............................   1,354       5,640 66,705(C)
Shareholder's equity:
    Convertible Preferred stock  $.01 par value,
     3,800,000 shares designated; 2,314,189
     shares issued and outstanding................                            23
    Common Stock $.01 par value, 90,000,000
     shares authorized; 8,566,985 shares issued
     and outstanding .............................                            86
Additional paid-in capital.......................      948      1,845 218,062(C)
Accumulated distributions in excess of                                  (30,942)
     earning......................................--------     ------    -------
     Total stockholders' equity...................     948      1,845    187,229
                                                  ---------    --------  -------
     Total liabilities and stockholder's equity...$ 13,122    $22,159   $533,312
                                                  =========    ======    =======


The accompanying notes are an integral part of the statements of revenues and certain expenses.

                       FIRST WASHINGTON REALTY TRUST INC.,
                 PRO FORMA CONDOLIDATED STATEMENTS OF OPERATIONS
                (dollars in thousands, except per share amounts)

                      For the Year Ended December 31, 1997

                                                                           Other
                                                              1997          1998
                                              Historical   Properties Properties
                                             -----------   ---------- ----------
                                                              (A)            (B)
Revenue:
    Minimum rents                                $43,857     $6,672       $6,922
    Percentage rents                               1,060        571          363
    Tenant reimbursements                          9,506      2,643        1,712
    Other income                                   1,211         48           24
                                             -----------    --------- ----------
        Total revenues                            55,634      9,934        9,021
                                             -----------    --------- ----------

Expenses:
    Property operating and maintenance            13,522      2,900        2,008
    General and administrative                     3,363
    Interest                                      18,416
    Depreciation and amortization                 11,172
                                             -----------    --------- ----------
                                                  46,473      2,900        2,008
                                             -----------    --------- ----------

Income before income from Management Company
   and minority interest                           9,161      7,034        7,013

Gain on sale of property                             549

Income from Management Company                       433
                                             -----------    --------- ----------

Income before extraordinary item, minority interest
     and distribution to
     Preferred Stockholders                       10,143      7,034        7,013

Extraordinary item - Loss on early
     extinguishment of debt                         (954)
                                             ------------   --------- ----------

Income before minority interest and                9,189      7,034        7,013
    distributions to Preferred Stockholders

(Income) allocated to minority interest           (1,579)
                                             ------------   --------- ----------


Income before distributions to Preferred           7,610      7,034        7,013
    Stockholders

Distributions to Preferred Stockholders           (5,641)
                                             ------------   --------- ----------

Income allocated to Common Stockholders           $1,969     $7,034       $7,013
                                                  =======    ======       ======



Proforma Net Income before gain on sale
    of properties and extraordinary item          $2,374
    Gain on sale of properties                       549
    Extraordinary Item                             (954)
                                                  ------
Proforma Net Income                               $1,969
                                                  ======
Earnings per Common Share - Basic
    Income before extraordinary item               $0.42
    Gain on sale of properties                      0.10
    Extraordinary Item                            (0.17)
                                                  ------
Net Income per Common Share - Basic                $0.35
                                                  ======




Earnings per Common Share - Diluted
    Income before extraordinary item               $0.41
    Gain on sale of properties                      0.10
    Extraordinary Item                            (0.17)
                                                  ------
Net Income per Common Share - Diluted              $0.34
                                                  ======

Shares of Common Stock, in thousands - Basic       5,663
                                                  ======

Shares of Common Stock, in thousands - Diluted     5,730
                                                  ======

                                                  1998                  Acquired
                                                  Sales               Properties
                                                  -----               ----------
                                                   (C)
Revenue:
    Minimum  rents                               $(2,161)                 $3,222
    Percentage rents                                 -0-                      30
    Tenant reimbursements                            (27)                    527
    Other income                                    (100)                      3
                                                ---------                 ------

        Total revenues                            (2,288)                  3,782
                                                ---------                 ------

Expenses:
    Property operating and maintenance            (1,155)                    641
    General and administrative
    Interest
    Depreciation and amortization               ---------                 ------
                                                  (1,155)                    641
                                                --------                  ------
Income before income from Management Company
   and minority interest                          (1,133)                  3,141

Gain on sale of property

Income from Management Company                    -------               --------

Income before extraordinary item, minority interest
    and distribution to Preferred Stockholders    (1,133)                  3,141

Extraordinary item - Loss on early
     extinguishment of debt

Income before minority interest and               -------               --------
     distribution to Preferred Stockholders       (1,133)                  3,141

(Income) allocated to minority interest           -------               --------

Income before distributions to Preferred
     Stockholders                                 (1,133)                  3,141

Distributions to Preferred Stockholders           -------              ---------

Income allocated to Common Stockholders          $(1,133)                $ 3,141
                                                  =======              =========

Revenue:                                          Adjustments           Proforma
                                                  -----------           --------

    Minimum  rents                                                       $58,512
    Percentage rents                                                       2,024
    Tenant reimbursements                                                 14,361
    Other income                                                           1,186
                                                 ------------         ----------
        Total revenues                                                    76,083
                                                 ------------         ----------


Expenses:
    Property operating and maintenance               505(D)               18,421
    General and administrative                                             3,363
    Interest                                       2,109(E)               20,525
    Depreciation and amortization                  3,634(F)               14,806
                                                  ----------          ----------
                                                   6,248                  57,115
                                                  ----------          ----------

Income before income from Management Company
   and minority interest                          (6,248)                 18,968

Gain on sale of property                                                     549

Income from Management Company                                               433
                                                  --------            ----------




Income before extraordinary item, minority interest
    and distribution to Preferred Stockholders      6,248                 19,950

Extraordinary item-Loss on early extinguishment
    of debt                                                                (954)
                                                  --------              --------
Income before minority interest and distributions (6,248)                 18,996
    to Preferred Stockholders

(Income) allocated to minority interest           (2,786)(G)             (4,365)
                                                  ----------          ----------

Income before distributions to Preferred
    Stockholders                                  (9,034)                 14,631

Distributions to Preferred Stockholders                                  (5,641)
                                                  ---------            ---------

Income allocated to Common Stockholders          $(9,034)                 $8,990
                                                  =========            =========

Proforma Net Income before gain on sale
    of properties and extraordinaty item                                  $9,395
    Gain on sale of properties                                               549
    Extraordinary Item                                                     (954)
                                                                          ------
Proforma Net Income                                                       $8,990
                                                                          ======
Earnings per Common Share - Basic
    Income before extraordinary item                                       $1.07
    Gain on sale of properties                                              0.06
    Extraordinary Item                                                    (0.11)
                                                                          ------
Net Income per Common Share - Basic                                        $1.02
                                                                          ======

Earnings per Common Share - Diluted
    Income before extraordinary item                                       $1.06
    Gain on sale of properties                                              0.06
    Extraordinary Item                                                    (0.11)
                                                                         -------
Net Income per Common Share - Diluted                                      $1.01
                                                                          ======

Shares of Common Stock, in thousands - Basic                               8,819
                                                                          ======

Shares of Common Stock, in thousands - Diluted                             8,884
                                                                          ======


The accompanying notes are an integral part of the statements of revenues and certain expenses.

                       FIRST WASHINGTON REALTY TRUST INC.,
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                (dollars in thousands, except per share amounts)

                      Nine Months Ended September 30, 1998

                                                         Other
                                                         1998               1998
                                         Historical   Properties           Sales
                                        -----------   ----------           -----
                                                          (B)                (C)
Revenue:
    Minimum  rents                          $41,689     $2,826            ($544)
    Percentage rents                            925         96                 0
    Tenant reimbursements                     9,847        724              (16)
    Other income                                854         12              (36)
                                        -----------   ----------          ------

        Total revenues                       53,315      3,658             (596)
                                        -----------   ----------          ------

Expenses:
    Property operating and maintenance       12,838        924             (379)
    General and administrative                2,709
    Interest                                 14,782
    Depreciation and amortization            10,687
                                        -----------   ----------          ------
                                             41,016        924             (379)
                                        -----------   ----------         -------

Income before income from Management
   Company and minority interest             12,299      2,734             (217)

Gain on sale of property                      2,018                      (2,018)

Income from Management Company                  281
                                        -----------   ----------          ------

Income before extraordinary item,
    minority interest and distribution
    to Preferred Stockholders                14,598      2,734           (2,235)

Extraordinary item- Loss on early
     extinguishment of debt                    (358)                         121
                                        -----------    ----------       --------
Income before minority interest
     and distributions
     to Preferred Stockholders               14,240      2,734           (2,114)




Income allocated to minority interest        (3,069)
                                        ------------   ----------        -------

Income before distributions to Preferred     11,171      2,734           (2,114)
     Stockholders

Distributions to Preferred Stockholders      (4,231)
                                        ------------   ----------        -------

Income(loss) allocated to Common
     Stockholders                            $6,940     $2,734          ($2,114)
                                        ============   ==========       ========

Profroma Net income before gain on sale
    of properties and extraordinary item     $5,280
    Gain on sale of properties                2,018
    Extraordinary item                        (358)
                                        -----------
Proforma Net Income                          $6,940
                                        ===========

Earnings per Common Share - Basic
    Income before extraordinary item          $0.68
    Gain on sale of properties                $0.26
    Extraordinary Item                        (0.05)
                                        -----------
Net Income per Common Share - Basic           $0.89
                                        ===========

Earnings per Common Share- Diluted
    Income before extraordinary item          $0.67
    Gain on sale of properties                $0.26
    Extraordinary Item                        (0.05)
                                        -----------
Net Income per Common Share - Diluted         $0.88
                                        ===========

Shares of Common Stock, in thousands -
     Basic                                    7,769
                                        ===========

Shares of Common Stock, in thousands -
     Diluted                                  7,848
                                        ===========

                                        Acquired       Adjustments
                                        Properties         (2)          Proforma
                                        -----------   ----------           -----
Revenue:
    Minimum  rents                        $1,863                         $45,834
    Percentage rents                           0                           1,021
    Tenant reimbursements                    260                          10,815
    Other income                              17                             847
                                        -----------   ----------          ------
        Total revenues                     2,140            0             58,517
                                        -----------   ----------          ------

Expenses:
    Property operating and maintenance       275            128(D)        13,786
    General and administrative                                             2,709
    Interest                                                801(E)        15,583
    Depreciation and amortization                           901(F)        11,588
                                        -----------   ----------          ------
                                             275          1,830           43,666
                                        -----------   ----------         -------

Income before income from Management
   Company and minority interest           1,865         (1,830)          14,851

Gain on sale of property                                                     (0)

Income from Management Company                                               281
                                        -----------   ----------          ------

Income before extraordinary item,
    minority interest and distribution
    to Preferred Stockholders              1,865         (1,830)          15,132

Extraordinary item - Loss on early
     extinguishment of debt                                                (237)
                                        ----------     ----------        -------

Income before minority interest
     and distributions
     to Preferred Stockholders             1,865         (1,830)          14,895




Income allocated to minority interest                      (379)(G)      (3,448)
                                        ------------   ----------        -------

Income before distributions to Preferred
     Stockholders                          1,865         (2,209)          11,447

Distributions to Preferred Stockholders                                  (4,231)
                                        ------------   ----------        -------

Income(loss) allocated to common
     stockholders                         $1,865         (2,209)          $7,216
                                        ============   ==========       ========

Profroma Net income before gain on sale
    of properties and extraordinary item                                  $7,453
    Gain on sale of properties                                               (0)
    Extraordinary item                                                     (237)
                                                                     -----------
Proforma Net Income                                                       $7,216
                                                                     ===========

Earnings per Common Share - Basic
    Income before extraordinary item                                       $0.87
    Gain on sale of properties                                             $0.00
    Extraordinary Item                                                    (0.03)
                                                                     -----------
Net Income per Common Share - Basic                                        $0.84
                                                                     ===========

Earnings per Common Share- Diluted
    Income before extraordinary item                                       $0.87
    Gain on sale of properties                                             $0.00
    Extraordinary Item                                                    (0.03)
                                                                     -----------
Net Income per Common Share - Diluted                                      $0.84
                                                                     ===========

Shares of Common Stock, in thousands -
     Basic                                                                 8,548
                                                                     ===========

Shares of Common Stock, in thousands -
     Diluted                                                               8,627
                                                                     ===========

The accompanying notes are an integral part of the statements of revenues and certain expenses.

              FIRST WASHINGTON REALTY TRUST, INC. AND SUBSIDIARIES
                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                 THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                             (dollars in thousands)
                                   (unaudited)


1.   Basis of Presentation:

     The accompanying unaudited Pro Forma Consolidated Balance Sheet is presented as if the Parkville Shopping Center and Town Center at Sterling ("Acquired Properties") acquisition had occurred on September 30, 1998. The Pro Forma Consolidated Balance Sheet also reflects the acquisition of Willston Centre I & II as of September 30, 1998. Willston Centre I is an 86,000 square foot center anchored by CVS/Pharmacy and Willston Centre II is a 127,000 square foot center anchored by Safeway. Both centers are located in Falls Church, Virginia. The properties were acquired on November 3, 1998.

     The accompanying unaudited Pro Forma Consolidated Statements of Operations are presented as if:

(i) the properties acquired in 1997, i.e., Ashburn, Mallard Creek, McHenry Commons, Pheasant Hill, Riverside, Stonebrook, The Oaks, Mitchellville and Spring Valley (together the "1997 Properties") had been consummated as of January 1, 1997;

(ii) the properties acquired in 1998, i.e., Bowie Plaza, Watkins Park, Elkridge, Village, Willston Centre I & II (together the "Other 1998 Properties") had been consummated as of January 1, 1997;

(iii)the properties sold in 1998 i.e., Branchwood and Park Place Apartments, 3269 M Street, 3033 M Street and 1328 Wisconsin Avenue (together the "1998 Sales") had occurred on January 1, 1997, and

(iv) The Common Stock offerings completed in 1997 and 1998 occurred as of January 1, 1997.

     These pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto. In management's opinion, all adjustments necessary to reflect the effects of the acquisition of the Acquired Properties, the 1997 Properties, the Other 1998 Properties and 1998 Sales have been made.

     The unaudited pro forma consolidated financial statements are not necessarily indicative of the actual financial position at September 30, 1998 or what the actual results of operations of the Company would have been assuming the acquisition of the Acquired Properties, the 1997 Properties, the Other 1998 Properties and 1998 Sales, had been completed as of January 1, 1997, nor are they indicative of the results of operations for future periods.

2.   Adjustments to Pro Forma Consolidated Balance Sheet:

(A) Reflects the purchase of Willston Centre I & II for $23,720 plus the payment of financing expenses of $100. The acquisitions were financed with assumed mortgage debt of $10,660, payables of $828, the issuance of 515,084 Common Units with a value of $11,847 and cash of $485.

(B) Reflects the purchase of Town Center at Sterling for $22,071 plus the payment of financing expenses of $88. The acquisition was financed with the assumed mortgage debt of $9,342, borrowings under the Company's line of credit of $5,312, payables of $20, and the issuance of 325,453 Common Units with a value of $7,485.

(C) Reflects the adjustment to Minority Interest and additional paid-in-capital due to the issuance of Common Units.

3.   Adjustments to Pro Forma Consolidated Statement of Operations:

(A) Reflects the operations of the 1997 Properties for the period prior to their acquisition by the Company for the year ended December 31, 1997.

(B) Reflects the operations of the Other 1998 Properties for the twelve months ended December 31, 1997 and the nine months ended September 30, 1998 for the period prior to their acquisition by the Company.

(C) Reflects the operations of properties sold during 1998 for the twelve months ended December 31, 1997 and the nine months ended September 30, 1998 for the period prior to their sale by the Company.

                                        Nine Months Year                    Year
                                        Ended                              Ended
                                        Sept. 30, 1998             Dec. 31, 1997
                                        =================        ===============
(D)  Reflects the net increase
     (decrease) in property
     operating and maintenance
     costs that would (would not)
     have been incurred relating to:

     1997 Properties management fees        $--                             $246
     Other 1998 Properties
       management fees                       89                              221
     Properties sold during 1998
       management fees                      (15)                            (57)
     Acquired Properties management fees     54                               95
                                        ------------------       ---------------
                                          $ 128                         $    505
                                        ==================       ===============

(E) Reflects the net increase (decrease) in interest expense relating to:

     1997 Properties with mortgage debt
      assumed                               $--                         $  3,027
     Other 1998 Properties mortgage debt
       assumed                               749                           1,556
     Retired debt related to properties
       sold during 1998                      (92)                          (445)
     Acquired Properties mortgage debt
       assumed                               531                             899
     Borrowings on the Company's line of
       credit to finance acquisition         469                           1,622
     Loan Payoffs from proceeds of 1997
       and 1998 Common Stock Offerings      (856)                        (4,450)
                                        ---------------------    ---------------
                                        $    801                        $  2,109
                                        =====================    ===============

(F)  Reflects the net increase (decrease)
     in depreciation and amortization
     relating to:


     1997 Properties Acquisitions          $--                          $  1,714
     Other 1998 Properties Acquisitions     653                            1,729
     Properties sold during 1998           (119)                           (463)
     Acquired Properties Acquisitions       367                              654
                                        ---------------------    ---------------
                                        $   901                         $  3,634
                                        =====================    ===============

Depreciation is calculated using the straight-line method over 31.5 and 40 years. It is assumed that 80% of the acquisition cost basis is allocated to the building and 20% to the land.

(G) Reflects limited partner's interest in the Operating Partnership as follows:

     Pro Forma income before
      distributions and minority
      interest                          $14,895                          $18,996
                                        ====================     ===============
     Distributions to Preferred
      Stockholders (84.4%)                4,231                            5,641
     Distributions to Preferred
       Unitholders minority interest
       (15.6%)                              784                            1,045
                                        --------------------     ---------------
       Total Distributions to
       Preferred Stockholders           $ 5,015                          $ 6,686
                                        ====================     ===============

     Income Available for Common
       Shareholders                     $ 9,880                          $12,310
                                        ====================     ===============

     Income allocated to common
       minority interest (27.0%)        $ 2,664                          $ 3,320
                                        ====================     ===============

     Total Income allocated to
       minority interest                $ 3,448                           $4,365
                                        ====================     ===============